Fiscal 3rd Quarter 2020 Results

April 23, 2020

DISCLAIMER

Forward-Looking Statements and Non-GAAP Financial Measures

This presentation includes "forward-looking statements" within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as "believes," "expects," "may," "will," "outlook," "should," "seeks," "intends," "trends," "plans," "estimates," "projects" or "anticipates" or similar expressions that concern our strategy, plans, expectations or intentions. All statements made relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. These forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward looking statements. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors and is impossible to anticipate all factors that could affect our actual results. Given the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized. Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements, including but not limited to the factors discussed in the section entitled "Risk Factors" in our filings with the Securities and Exchange Commission (the "SEC"). All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements. Any forward-looking statement that we make herein speaks only as of the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

Included in this presentation are certain non-GAAP financial measures, such as Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss), Adjusted (Diluted) Earnings Per Share, Net Debt, Net Leverage and Free Cash Flow designed to complement the financial information presented in accordance with U.S. GAAP because management believes such measures are useful to investors. These non-GAAP financial measures should be considered only as supplemental to, and not superior to, financial measures provided in accordance with GAAP. Please refer to the appendix of this presentation for a reconciliation of the historical non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP. Reconciliations of the non-GAAP measures used in this presentation are included or described in the tables attached to the appendix. Because GAAP financial measures on a forward-looking basis are not accessible, and reconciling information is not available without unreasonable effort, we have not provided reconciliations for forward-looking non-GAAP measures. For the same reasons we are unable to address the probable significance of the unavailable information, which could be material to future results.

EXECUTIVE SUMMARY

Fiscal Third Quarter 2020

1. Continue to realize higher-value mix of sales, contributing to improved profitability
2. Gross profit rate increased 190 bps y/y to 23.4%; improvement in both segments
3. Adj. operating income +1.5 million y/y to ($0.4) million, Adj. EBITDA increased +$1.0 million y/y to $1.7 million
4. Net income of $1.9 million, or $0.07 per share Adj. net income of ($1.1) million, or ($0.04) per share
5. Leveraged short-lead time capabilities to fill emergency orders for social distancing Graphics products
6. Announced new, $100 million contract award w/ major QSR thru 2022 – new digital graphics solutions installed at 6,000+ locations
7. Reduced net debt by $35 million on a TTM basis as of 3/31/20; Net Debt to TTM Adj. EBITDA at 0.5x; FCF of $3.5 million in F3Q20

COVID-19 BUSINESS RESPONSE

Positioned to confront pandemic-related market volatility

Employee Safety

- LSI operates as a supplier to customers operating in critical infrastructure industries, as defined by the U.S. Department of Homeland Security
- Strict social distancing protocols and staggered shifts
- Frequently cleaning common space and production spaces throughout the day
- Addition or personal protective equipment
- Remote work option in effect, where possible

Cost Reductions

- As previously announced, we are reducing costs by ~$ 4 million on annualized basis following the consolidation and divestiture of New Windsor facility
- In recent weeks, additional actions have been identified to reduce operating costs by an incremental $3 million to $4 million on an annualized basis, these incremental actions will begin in F4Q20
- The Company has sufficient liquidity to support the ongoing growth of the business

Business Continuity

- We continue to monitor potential market disruptions resulting from the virus
- To date, all facilities have remained operational with minimal impact to operations and sourcing supply chain
- We are a U.S. based manufacturer whose production facilities have the ability to quickly adjust production schedules, while accommodating the changing requirements of our customers

CONSOLIDATED PERFORMANCE INDICATORS

Strength In Graphics Segment, Improved Efficiencies Drove F3Q20 Results

1. Sales reflect continued planned shift in lighting project mix
2. 10th consecutive quarter of y/y growth in Graphics sales
3. Improved, broad-based margin expansion driven by favorable price/mix and productivity gains
4. Operating expense focus – all discretionary spending either reduced or halted; salaried headcount below PY

Total Sales ($MM)



$72.8
$71.0
F3Q19
F3Q20

GAAP / Non-GAAP Diluted Earnings Per Share ($MM)



$0.07
($0.12)
($0.08)
($0.04)
F3Q19
F3Q20
Reported EPS
Adjusted EPS

GAAP/ Non-GAAP Operating Income ($MM)



$2.6
($2.3)
($1.9)
($0.4)
F3Q19
F3Q20
Reported Operating Income
Adjusted Operating Income

Non-GAAP Adjusted EBITDA ($MM)



$0.7
$1.7
F3Q19
F3Q20

LIGHTING SEGMENT UPDATE

Shift Toward Higher-Margin, Lower Volume Lighting Sales Mix Continues

1. Planned reduction of high-volume, low-margin products driving improved margin capture
2. Lighting gross profit margin rate +170 bps y/y, offsetting sales volume decline
3. Higher margin outdoor product increased in the low single digit % range y/y
4. Automotive contributed to the increase in outdoor lighting in F3Q20
5. Decrease in select low-margin indoor products - the bulk of the decline in indoor lighting - a net positive at the margin

Lighting Segment Sales ($MM)


$52.8
$49.0
F3Q19
F3Q20

Lighting Segment Adjusted Operating Income ($MM)


$1.1
$1.1
F3Q19
F3Q20

Lighting Segment Adjusted EBITDA ($MM)


$3.0
$2.7
F3Q19
F3Q20

Lighting Segment Adjusted EBITDA Margin (%)


5.8%
5.6%
F3Q19
F3Q20

GRAPHICS SEGMENT UPDATE

10th Consecutive Quarter of Y/Y Sales Growth; Announced $100 million QSR Contract

1. Petroleum vertical continues to drive demand; six major programs in-progress at various lifecycle stages
2. Other retail and Digital/SOAR realized significantly improved margins
3. Announced $100 million QSR contract thru calendar year-end 2022 in April 2020 – commences immediately
4. Improved margin realization, together with lower operating expenses, contributed to earnings improvement



Graphics Segment Sales ($MM)
$20.0
$22.0
F3Q19
F3Q20



Graphics Segment Adjusted Operating Income ($MM)
$1.0
($0.9)
F3Q19
F3Q20



Graphics Segment Adjusted EBITDA ($MM)
$1.3
($0.5)
F3Q19
F3Q20



Graphics Segment Adjusted EBITDA Margin (%)
6.1%
-2.6%
F3Q19
F3Q20

IMPROVED WORKING CAPITAL MANAGEMENT

YTD Decline in Working Capital Requirements

1. Working capital $12 million below PY, or 15% reduction
2. Working capital increased as projected q/q due to an increase in AR and a decline in AP
3. Built inventory for active summer construction season and launch of new products
4. No COVID-19-related interruption to sourcing supply chain thus far, adjusting procurement levels



Total Working Capital ($MM)
$68.3
$63.6
$62.4
$51.6
$56.4
F3Q19
F4Q19
F1Q20
F2Q20
F3Q20

CONTINUED GROWTH IN FREE CASH FLOW

Directing FCF Mainly Toward Reduction In Net Leverage

1. Increase in cash flow used for further debt reduction and business investment
2. More than $20 million in cash proceeds from asset sales during the last three quarters
3. Approximately $68 million in cash and available liquidity as of 3/31/20



F3Q19 vs. F3Q20 Free Cash Flow ($MM)(1)
$3.5
($2.0)
($2.0)
($4.2)
F3Q19
F3Q20



TTM F3Q19 vs. TTM F3Q20 Free Cash Flow ($MM)(1,2)
$40.4
$20.4
$6.4
6.4
TTM F3Q19
TTM F3Q20

Free Cash Flow | Free Cash Flow, Excluding Asset Sales

(1) Free cash flow defined as cash flow from operations less total capital expenditures
(2) The Company received $20.0 million in cash proceeds from the sale of the New Windsor and North Canton facilities in F1Q20 and F3Q20, respectively

DISCIPLINED BALANCE SHEET MANAGEMENT

Growth In Free Cash Flow Supports Reduction in Net Debt

1. Reduced net debt outstanding by $35 million on a y/y basis
2. Reduced debt provides flexibility for the business as it pursues profitable growth

Net Debt Outstanding ($MM)



$42.1
$38.6
$21.6
$9.2
$7.1
F3Q19
F4Q19
F1Q20
F2Q20
F3Q20

Net Debt / TTM Adjusted EBITDA



2.9 x
2.7 x
1.7 x
0.7 x
0.5 x
F3Q19
F4Q19
F1Q20
F2Q20
F3Q20

APPPENDIX

Adjusted Diluted Earnings Per Share

Non-GAAP Reconciliation - In Thousands of Dollars, Except For Per Share Data

	Q3 2019		Q2 2020		Q3 2020	
		Diluted EPS		Diluted EPS		Diluted EPS
Net (Loss) Income	$ (3,168)	$ (0.12)	$ 1,743	$ 0.07	$ 1,861	$ 0.07
Restructuring and plant closure costs	115	-	223	0.01	(2,769)	(0.10)
Severance costs	(14)	-	44	-	17	-
Tax impact due to the change in the estimated annual tax rate used for GAAP reporting purposes	897	0.03	(435)	$ (0.02)	(174)	(0.01)
Net Income (Loss) Adjusted	**$ (2,170)**	**$ (0.08)**	**$ 1,575**	**$ 0.06**	**$ (1,065)**	**$ (0.04)**

Segment Adjusted Operating Income and EBITDA

Non-GAAP Reconciliation - Thousands of Dollars

Lighting Segment	Q3 2019	Q2 2020	Q3 2020
Net Sales [a]	52,785	53,436	49,013
Operating Income (loss)	691	3,150	1,102
Restructuring and plant closure costs	368	(2)	(23)
Severance costs	54	18	-
Adjusted Operating Income	**1,113**	**3,166**	**1,079**
Depreciation and amortization	1,925	1,661	1,650
Adjusted EBITDA [b]	**3,038**	**4,827**	**2,729**
Adjusted EBITDA Margin % [b] / [a]	**5.8%**	**9.0%**	**5.6%**

Graphics Segment	Q3 2019	Q2 2020	Q3 2020
Net Sales [c]	20,047	28,941	21,997
Operating Income (loss)	(898)	1,362	4,015
Restructuring and plant closure costs	-	279	(3,044)
Severance costs	(9)	17	27
Adjusted Operating Income (loss)	**(907)**	**1,658**	**998**
Depreciation and amortization	391	374	347
Adjusted EBITDA [d]	**(516)**	**2,032**	**1,345**
Adjusted EBITDA Margin % [d] / [c]	**-2.6%**	**7.0%**	**6.1%**

Corporate Segment	Q3 2019	Q2 2020	Q3 2020
Operating Loss	(2,066)	(2,752)	(2,486)
Restructuring and plant closure costs	-	(1)	12
Severance costs	(3)	19	(8)
Adjusted Operating Loss	**(2,069)**	**(2,734)**	**(2,482)**
Depreciation and amortization	236	117	83
Adjusted EBITDA	**(1,833)**	**(2,617)**	**(2,399)**

LSI Industries	Q3 2019	Q2 2020	Q3 2020
Operating (Loss) Income	(2,273)	1,760	2,631
Restructuring and plant closure costs	368	276	(3,055)
Severance costs	42	54	19
Adjusted Operating Income (loss)	**(1,863)**	**2,090**	**(405)**
Depreciation and amortization	2,552	2,152	2,080
Adjusted EBITDA	**689**	**4,242**	**1,675**

Free Cash Flow

In Thousands of Dollars, Except For Per Share Data

LSI Industries	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
Net cash flows (used in) provided by operating activities	(1,243)	5,106	6,359	14,544	(3,806)
Purchases in property, plant, and equipment	(769)	(270)	(355)	(764)	(419)
Proceeds from sale of facility	-	-	12,332	-	7,700
Free Cash Flow	**(2,012)**	**4,836**	**18,336**	**13,780**	**3,475**
TTM Free Cash Flow	**6,420**	**8,873**	**25,669**	**34,940**	**40,427**
FCF Excluding Asset Sales	**(2,012)**	**4,836**	**6,004**	**13,780**	**(4,225)**
TTM FCF Excluding Asset Sales	**6,420**	**8,873**	**13,337**	**22,608**	**20,395**

Net Debt Outstanding

In Thousands of Dollars, Except For Per Share Data

LSI Industries	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
Debt	43,812	39,541	23,181	10,437	7,919
Less:					
Cash	1,686	966	1,579	1,248	820
Net Debt Outstanding	42,126	38,575	21,602	9,189	7,099